Exhibit 99.2
Solventum Begins Trading on the New York Stock Exchange
Formerly 3M Health Care Business, Solventum (NYSE: SOLV) enables better, smarter, safer healthcare to improve lives
ST. PAUL, Minn., April 1, 2024 /PRNewswire/ -- Solventum (NYSE: SOLV) announced today that its spin-off from 3M (NYSE: MMM) is complete and the newly independent healthcare company will begin trading on the New York Stock Exchange (NYSE) under the ticker symbol "SOLV." By pioneering game-changing innovations at the intersection of health, material and data science, Solventum is advancing solutions that change patients' lives for the better — while enabling healthcare professionals to perform at their best.
"Today Solventum marks our first day as a publicly traded company and dedicated global healthcare leader," said Bryan Hanson, chief executive officer, Solventum. "We're a new company with a long legacy of creating breakthrough solutions that solve our customers' toughest challenges. Solventum colleagues worldwide are united in our mission to enable better, smarter, safer healthcare to improve lives."
The Solventum business had sales of $8.2 billion in 2023 while part of 3M and is made up of 22,000 employees led by Bryan Hanson as chief executive officer, Wayde McMillan as chief financial officer and Carrie Cox as board chair.
"Solventum is now better positioned to create long-term value for shareholders through a greater focus on our core business, an enhanced ability to execute on industry-specific growth and market strategies and tailored capital allocation strategies," said Hanson.
Solventum is a proven global leader in large, diverse and growing markets and is well positioned for success with a diverse portfolio of strong, trusted, reputable brands and deep innovation capabilities. Solventum solutions span across four business segments – Medical Surgical, Dental Solutions, Health Information Systems and Purification and Filtration. Solventum solutions are relied on everyday within the global healthcare industry, and ultimately contribute to higher-quality patient care, more efficient processes and workflow, and improved standards of safety and accuracy. For example, Solventum products have been used in over two billion dental restoration procedures worldwide, are estimated to treat 1.6 million hard-to-heal wounds annually, software solutions are used in many health systems worldwide — including over 75% of U.S. hospitals —and based on internal estimates, membrane technology is currently used annually in more than 25 million life-saving dialysis treatments. By listening to healthcare providers and patients, Solventum will continue to find new ways to achieve positive health outcomes and more efficient care.

Hanson and members of the Solventum Leadership Team will celebrate by ringing the Opening Bell at the NYSE on April 3.
Forward-Looking Statements
This news release contains forward-looking information about Solventum's financial results and estimates and business prospects that involve substantial risks and uncertainties. You can identify these statements by the use of words such as "anticipates," "believes," "could," "estimates," "expects," "forecasts," "goal," "guidance," "intends," "may," "outlook," "plans," "projects," "seeks," "sees," "should," "targets," ""will," "would," and other words and terms of similar meaning in connection with any discussion of future operating or financial performance or business plans or prospects. Among the factors that could cause actual results to differ materially are the following: (1) worldwide economic, political, regulatory, international, trade and geopolitical conditions, natural disasters, war, and other events beyond Solventum's control; (2) unexpected events, such as those related to the COVID-19 public health crisis; (3) operational execution risks; (4) damage to Solventum's reputation or its brands; (5) risks from acquisitions, strategic alliances, divestitures and other strategic events; (6) Solventum's business dealings involving third-party partners in various markets; (7) Solventum's ability to access the capital and credit markets and changes in Solventum's credit ratings; (8) exposure to interest rate and currency risks; (9) the highly competitive environment in which Solventum operates and consolidation in the healthcare industry; (10) reduction in customers' research budgets or government funding; (11) the timing and market acceptance of Solventum's new product and service offerings; (12) ongoing working relationships with certain key healthcare professionals; (13) changes in reimbursement practices of governments or private payers or other cost containment measures; (14) Solventum's ability to obtain components or raw materials supplied by third parties and other manufacturing and related supply chain difficulties, interruptions, and disruptive factors; (15) legal and regulatory proceedings and legal compliance risks (including third-party risks) with regards to antitrust, FCPA and other anti-bribery laws, environmental laws, anti-kickback and false claims laws, privacy laws, tax laws, and other laws and regulations in the United States and other countries in which Solventum operates; (16) potential liabilities related to PFAS; (17) risks related to the highly regulated environment in which Solventum operates; (18) risks associated with product liability claims; (19) climate change and measures to address climate change; (20) security breaches and other disruptions to information technology infrastructure; (21) Solventum's failure to obtain, maintain, protect, or effectively enforce its intellectual property rights; (22) pension and postretirement obligation liabilities; (23) any events that adversely affect the sale or profitability of one of Solventum's key products or the revenue delivered from sales to its key customers; (24) any failure by 3M to perform any of its obligations under the various separation agreements entered into in connection with the separation and distribution; (25) any failure to realize the expected benefits of the separation; (26) a determination by the IRS or other tax authorities that the distribution or certain related transactions should be treated as taxable transactions; (27) the possibility that any consents or approvals required in connection with the separation will not be received or obtained within the expected time frame, on the expected terms or at all; (28) indebtedness incurred in the financing transactions undertaken in connection with the separation and risks associated with additional indebtedness; (29) the risk that incremental costs of operating on a standalone basis (including the loss of synergies), costs of restructuring transactions and other costs incurred in connection with the separation will exceed Solventum's estimates; (30) the impact of the separation on Solventum's businesses and the risk that the separation may be more difficult, time-consuming or costly than expected, including the impact on Solventum's resources, systems, procedures and controls, diversion of management's attention and the impact on relationships with customers, suppliers, employees and other business counterparties.
Changes in such assumptions or factors could produce significantly different results. A further description of these factors is located under "Cautionary Note Regarding Forward-Looking Statements" and "Risk Factors" in the Information Statement included in the registration statement on Form 10 filed by Solventum with the Securities and Exchange Commission in connection with the spin-off. Solventum assumes no obligation to update any forward-looking statements discussed herein as a result of new information or future events or developments.
About Solventum
At Solventum, we enable better, smarter, safer healthcare to improve lives. As a new company with a long legacy of creating breakthrough solutions for our customers' toughest challenges, we pioneer game-changing innovations at the intersection of health, material and data science that change patients' lives for the better — while enabling healthcare professionals to perform at their best. See how at Solventum.com.
SOURCE 3M Healthcare US Opco LLC
For further information: Solventum Investor Contact: Kevin Moran, investors@solventum.com, (651) 968-7608; Solventum Media Contact: Carly Rotman, news@solventum.com